OPTION AGREEMENT TO PURCHASE REAL ESTATE

This Option Agreement to Purchase Real Estate (the "Agreement") is made effective as of February ____, 2023 ("Effective Date") between Silver Valley Metals Corp., an Idaho corporation and wholly owned subsidiary of Bunker Hill Mining Corp., a Nevada corporation ("Buyer"), and C & E Tree Farm, L.L.C., an Idaho limited liability company ("Seller").

The parties agree as follows:

1. OPTION TO PURCHASE.

1.1 Option. Subject to the terms and conditions of this Agreement, the Seller hereby grants to the Buyer the exclusive right and option (the "Option") to acquire, and the Buyer shall have the exclusive right and option to purchase from the Seller, at any time during the term of the Commercial Lease Agreement, defined below, the real property legally described in the attached Schedule 1.1 (the "Property"). Buyer shall give written notice to Seller of Buyer's intent to exercise this Option, which notice shall be given ninety(90) days prior to expiration of the term of the Commercial Lease Agreement. In the event Buyer gives such notice, the Purchase shall be consummated according to the following terms and conditions.

1.2 Purchase Price Amount. The purchase price for the Property is Three Million One Hundred Twenty-Nine Thousand Five Hundred Dollars ($3,129,500.00) (the "Purchase Price"). The Purchase Price shall be reduced by a sum equal to one-half (1/2) all Rent payments made by Buyer, as Tenant, pursuant to that Commercial Lease Agreement entered into by Buyer, as Tenant, and Seller, as Landlord, contemporaneously with the execution of this Agreement (the "Commercial Lease Agreement").

1.3 Purchase Price Payment. The Purchase Price shall be paid in immediately available cash funds delivered at Closing to the Closing agent.

1.4 Conveyance of Title.

1.4.1 Real Property. Title to the Real Property shall be conveyed by a Warranty Deed.

1.5 Possession. The Seller shall deliver actual possession of the Property to the Buyer at Closing.

1.6 Risk of Loss. Until Closing, the Seller shall assume all risk of loss or damage with respect to the Property. In the event of any loss or damage to all or any part of the Property prior to Closing, Buyer shall have the right to (i) terminate this Agreement, in which event each party shall be fully released and discharged from any further obligations under this Agreement; or (ii) close the purchase of the Property.

1.7 Prorated Items. The following items shall be prorated as of Closing: (i) real estate taxes using the last assessments available before Closing; and (ii) utilities.

1.8 Assumption of Obligations. The Seller acknowledges that the Buyer may or may not, at the Buyer's option, assume or take the Property subject to certain debts, obligations, or liabilities. Unless the Buyer, on or before Closing and in writing, expressly assumes or agrees to take the Property subject to certain debts, obligations and liabilities, any debts, obligations and liabilities, contingent or otherwise, are not assumed or taken subject to by the Buyer, shall not be included in the Closing, and are retained by the Seller.

1.9 At Closing, Seller shall purchase and deliver to Buyer an Owner's Title Insurance Policy, standard coverage, insuring the Buyer as the insured party in the amount of the Purchase Price.

2. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE SELLER.

The Seller represents and warrants to, and covenants with, the Buyer as follows:

2.1 Authority of the Seller. The execution, delivery, and consummation of this Agreement by the Seller has been duly approved in accordance with applicable law and any documents or instruments governing the Seller.

2.2 Consents. Except as disclosed in writing to the Buyer before the Closing, Seller is not required to obtain the approval or consent of any person, firm, or other entity to permit the Seller to consummate the transactions contemplated by this Agreement.

2.3 Property Ownership. The Seller owns and possesses all right, title, and interest in and to the Property free and clear of all covenants, conditions, easements, liens, and encumbrances.

2.4 No Default. The Seller is not in default under the terms of any contract, agreement, lease, license or understanding, and no condition or event has occurred that, after notice, the passage of time, or otherwise, would constitute a default under or breach of any such terms. The Seller is not aware of any condition that will result in a default under any such terms.

2.5 Broker Fees. Seller is represented by Coldwell Banker Schneidmiller Realty and shall be solely responsible for payment of the brokerage fee charged by Coldwell Banker Schneidmiller Realty.

2.6 Indebtedness. The Seller shall pay all indebtedness, obligations and liabilities (excluding only those expressly assumed by the Buyer in writing) incurred in connection with the Property and the operation of the Property for the period ending midnight of the date of Closing.

3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYER.

3.1 Consents. Except as disclosed in writing to Seller before the Closing, Buyer is not required to obtain the approval or consent of any person, firm, or other entity to permit the Buyer to consummate the transactions contemplated by this Agreement.

3.2. Condition of Property/Disclaimer of Warranties. Buyer represents and agrees that it has inspected the entirety of the Property and accepts the same in its present condition "AS IS" and without warranty. Buyer understands and agrees that no items of personal property are included in the sale and that Seller makes no warranty as to the existence or title of any water or mineral rights.

3.3 Seller Representations. Buyer hereby acknowledges further that it has not received or relied upon any statements or representations by the Seller or any of Seller's agents or representatives which are not specifically herein expressed. The Buyer has entered into this Agreement relying solely upon information and knowledge obtained from Buyer's own investigation and its members' or agents personal inspection of the Property. This Agreement constitutes the whole agreement between the Parties and no warranties, agreements or representations have been made or shall be binding upon either party unless specifically herein set forth.

4. CLOSING.

4.1 Closing Agent. The Closing Agent for this Agreement shall be Flying S Title and Escrow of Idaho, Inc., located at 2 Mullan Avenue E., Kellogg, Idaho 83837 ("Closing Agent"). Buyer and the Seller shall each pay one-half of the Closing Agent's Closing Fees at Closing.

4.2 Time, Date and Place of Closing. Closing shall be at the offices of the Closing Agent, 2 Mullan Avenue E., Kellogg, Idaho 83837 on or before March 1, 2026, or at such other time, date, and place as may be mutually agreed between Seller and Buyer.

4.3 Closing Agent Instructions. Buyer and Seller shall execute and deliver to the Closing Agent instructions on the form generally provided by the Closing Agent with such modifications as are reasonably made by the Buyer.

5. GENERAL PROVISIONS.

5.1 Commercial Lease Agreement. Seller, as Landlord, and Buyer, as Tenant, have entered into a Commercial Lease Agreement contemporaneously with this Agreement relating to the Property which is the subject of this Agreement. In the event Buyer, in its capacity as Tenant under the Commercial Lease Agreement, defaults under the Commercial Lease Agreement, Seller shall have the option to terminate this Agreement without further obligation to Buyer under this Agreement.

5.2 Access Easement Agreement. Seller operates three (3) separate cellular communication sites which are not included in the sale contemplated in this Agreement. At Closing, Buyer and Seller shall execute an access easement agreement to provide Seller and Seller's agents, invitees, representatives and tenants access across the Property to each of the three cellular communications sites in the form attached hereto as Schedule 5.2.

5.3 Recreational Easement Agreement. At Closing Buyer and Seller shall execute a recreational easement agreement to provide Seller, Seller's members, and Seller's invitees access across the Property for recreational purposes, including, without limitation, hunting. In no event

shall Seller, Seller's members, or Seller's invitees have access to areas of the Property that are being actively mined, explored, or drilled, or areas where construction or road improvement activity is being conducted that could cause harm to any persons, unless access is solely for the purpose of accessing other areas of the Property. Seller, Seller's members, and Seller's invitees agree to comply with the requirements of the Federal Mine Safety and Health Act of 1977 ("MSHA") when in areas of the Property requiring adherence to such rules.

5.4 Notices. All notices, claims, requests and other communications ("Notices") under this Agreement (i) shall be in writing, and (ii) shall be addressed or delivered to the relevant address set forth below or at such other address as shall be given in writing by a party to the other. Notices complying with the provisions of this Section shall be deemed to have been delivered (i) upon the date of delivery if delivered in person, or (ii) on the date of the postmark on the return receipt if deposited in the United States Mail, with postage prepaid for certified or registered mail, return receipt requested.

Seller:	C&E Tree Farm, LLC Attn: Chris Hansen, Member P.O. Box 595 Bayview, ID 83803
With a copy to:	M. Gregory Embrey Hawley Troxell Ennis & Hawley LLP 608 Northwest Blvd., Suite 300 Coeur d'Alene, ID 83814
Buyer:	Silver Valley Metals Corp. Attn: Tom Francis and Sam Ash 1 Mine Road Kellogg, ID 83837
With a copy to:	Lukas O'Dowd Lyons O'Dowd, PLLC 703 E. Lakeside Ave. Coeur d'Alene, ID 83814

5.5 Attorney Fees and Costs. The Parties agree that if a party is in default under this Agreement, then such party shall pay to the other party (a) reasonable attorney fees and other costs and expenses incurred by the other party after default and referral to an attorney, (b) reasonable attorney fees and other costs and expenses incurred by the other party in any settlement negotiations, and (c) reasonable attorney fees and other costs and expenses incurred by the other party in preparing for and prosecuting any suit or action ("Enforcement Costs"). Enforcement Costs shall be immediately due and payable.

5.6 Governing Law, Jurisdiction, and Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Idaho. The parties agree that the courts

of Idaho shall have exclusive jurisdiction and agree that Shoshone County, Idaho is the proper venue.

5.7 Time of the Essence. Time is of the essence with respect to the obligations to be performed under this Agreement.

5.8 Rights Cumulative. Except as expressly provided in this Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

5.9 Nonwaiver of Remedies. The failure or neglect of a party to enforce any remedy available by reason of the failure of the other party to observe or perform a term or condition set forth in this Agreement shall not be a waiver of such term or condition. A waiver by a party (i) shall not affect any term or condition other than the one specified in such waiver, and (ii) shall waive a specified term or condition only for the time and in a manner specifically stated in the waiver.

5.10 Successors and Assigns. Either Party may assign this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, and personal representatives.

5.11 Entire Agreement. All Schedules and Exhibits to this Agreement are a part of this Agreement. This Agreement, together with the accompanying Schedules and Exhibits, is the entire agreement among the parties and supersedes all prior memoranda, correspondence, conversations and negotiations.

5.12 Severability. The invalidity of any portion of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity of any other portion of this Agreement.

5.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instruments.

Dated: 3/2/2023

BUYER:
Silver Valley Metals Corp.

Thomas Francis
6FC9715C1036466
By: Tom Francis
Its: General Manager

3/1/2023

Sam Ash
1A501FB4C080403
By: Sam Ash
Its: President

Dated:

03/03/23

3/3/2023

SELLER:
C&E Tree Farm, LLC

By: Chris Hansen, Member

By: Seth T. Pommerening, Trustee
Pommerening Family Trust, Member

Schedule 1.1
(Legal Description of the Property)

C & E Tree Farm Tract/Parcel 1:

PARCEL 43:

Combination, Iowa, Oregon and Scorpion Fraction, M.S. 2072 Patented Mining Claims situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 35, Deeds, at page 459, records of Shoshone County, State of Idaho.

PARCEL 44:
Spokane, M.S. 2509 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 305, records of Shoshone County, State of Idaho.

PARCEL 45:
Scelinda No. 1, Scelinda No. 2, Scelinda No. 3, Scelinda No. 4, Scelinda No. 7 and Scelinda No. 8, M.S. 2921 Patented Mining Claims situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M. and in Section 7, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 59, Deeds, at page 120, records of Shoshone County, State of Idaho.

EXCEPT:
That portion of Scelinda No. 2 mining claim more particularly described as follows:

Beginning at Corner No. 2 of the Iowa, M. S. 2072 Patented Mining Claim; thence

North 12°22' East on and along the West line of Scelinda No. 2, M.S. 2921, a distance of 334.4 feet; thence

South 74°50' East, 200 feet; thence

South 12°22' West, 382.1 feet to a point on the North line of Iowa, M.S. 2072 Patented Mining Claim; thence

North 61°35' West on and along said North Line, a distance of 207.86 feet to the point of beginning.

ALSO EXCEPT:

A tract of land situated in the Southwest 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and being a portion of Scelinda No. 1 and Scelinda No. 3, M.S. 2921 Patented Mining Claims situated in Yreka Mining District and more particularly described as follows:

Using City of Kellogg Survey System coordinates and meridian and commencing at Bunker Hill Triangulation Station No. 5 (N7427.28, W1377.45;) thence

South 8°37' West, 101.95 feet to the true point of beginning from whence the South 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 46°45.6' West, 780.37 feet; thence

Due West, 67.5 feet to the Southwest corner; thence

Due North 200.0 feet to the Northwest corner; thence

Due East, 200.0 feet to the Northeast corner; thence

Due South 200.0 feet to the Southeast corner; thence

Due West, 132.5 feet to the true point of beginning.

ALSO EXCEPT:

That portion of Scelinda No. 8 lying East of the West line of Flagstaff No. 3, M.S. 2921 Patented mining Claim situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and in Section 7, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

ALSO EXCEPT:
A parcel of land situated within the SW 1/4 of the SE 1/ 4 of Section 1, T. 48 N., R. 2 E., B.M. and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Station No. 5 whose coordinates are N7427.28, W 1377.45; thence

S. 8° 37' W. 101.95 feet distant to the true point of beginning, a drill steel pin from whence the S 1/4 corner of Section 1, T. 48 N., R. 2 E., B.M. bears S. 46°45.6' W. 780.37 feet distant; thence

S. 4° 37 .1' W. 50.04 feet to the southeast corner a drill steel pin; thence

West 35.00 feet to a point; thence

N. 4° 37.1' E. 50.04 feet to a point; thence

East 35.00 feet to the point of beginning.

ALSO EXCEPT:
A parcel of land situated within the SW 1/4 of the SE 1/ 4 of Section 1, T. 48 N., R. 2 E., B.M., and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Sta. No. 5 whose coordinates are N 7427.28 W 1377.45; Thence

S 4° 0' W 260 feet distant to the Northeast corner of said tract and true

point of beginning from whence the S 1/4 corner of Sec. 1, T. 48 N., R 2 E., B.M. bears S 56°23-1/ 2' W 679.22 feet distant; Thence

S 4° 0' E 75.0 feet to a point; Thence.

S 86° 0' W 40 feet: to a point; Thence

N 4° 0' W 75.0 feet to a point; Thence

N 86° 0' E 40.0 feet to the true point of beginning, and containing 0. 069 acres more or less.

ALSO EXCEPT:

A tract of land situated in the Southwest Quarter of the Southeast Quarter of Section 1, Township 48 North, Range 2 East, B.M., more particularly described as follows:

Beginning at 1/ 2 inch rebar with yellow plastic cap marked "PLS 10898" found marking the Southwest corner of that tract of land described in that Assignment of Lease recorded March 12, 1996 under Recording No. 371367, Shoshone County Clerk and Recorder. from which the South [redacted]

C & E Tree Farm Tract/Parcel 2:

PARCEL 1:

Sierra Nevada, M.S. 554 Patented Mining Claim situated in Yreka Mining District, Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "I" Misc., page 358, records of Shoshone County, State of Idaho.

PARCEL 2:

Viola, M.S. 562 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 619, records of Shoshone County, State of Idaho.

PARCEL 3:

Oakland, M.S. 569 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 235, records of Shoshone County, State of Idaho.

PARCEL 4:

Skookum, M.S. 615 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "X", Deeds at page 313, records of Shoshone County, State of Idaho.

PARCEL 5:

San Carlos, M.S. 750 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 535, records of Shoshone County, State of Idaho.

PARCEL 6:

Ontario Fraction, M.S. 755 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 382, records of Shoshone County, State of Idaho.

PARCEL 7:

Sold Again Fraction, M.S. 933 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 9, Deeds, at page 207, records of Shoshone County, State of Idaho.

PARCEL 8:

Apex, Rambler and Tip Top, M.S. 1041 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 139, records of Shoshone County, State of Idaho.

PARCEL 9:

Butte, Cariboo, Good Luck, Jersey Fraction and Lilly May, M.S. 1220 Patented Mining Claims situated in Yreka Mining District in Sections 11 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 24, Deeds, at page 23, records of Shoshone County, State of Idaho.

PARCEL 10:

Likely, M.S. 1298 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "B", Patents at page 25, records of Shoshone County, State of Idaho.

PARCEL 11:

King, M.S. 1325 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 607, records of Shoshone County, State of Idaho.

PARCEL 12:

Excelsior, M.S. 1356 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 157, records of Shoshone County, State of Idaho.

PARCEL 13:

No. 1, No. 2, No. 3 and No. 4, M.S. 1357 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 18, Deeds, at page 234, records of Shoshone County, State of Idaho.

PARCEL 14:

Coxey, Deadwood, Debs and Hardcash, M.S. 1466 Patented Mining Claims situated in Yreka Mining District in Sections 11, 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds at page 577, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1466 conveyed to Mission Mountain Interest, Ltd. Co. by deed recorded February 7, 1994 as Instrument No. 360678, records of Shoshone County, State of Idaho.

PARCEL 15:

Arizona, M.S. 1488 Patented Mining Claim, situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 199, records of Shoshone County, State of Idaho.

PARCEL 16:

Wheelbarrow, M.S. 1526 AM Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 442, records of Shoshone County, State of Idaho.

PARCEL 17:

New Era, M.S. 1527 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 478, records of Shoshone County, State of Idaho.

PARCEL 18:

Hamilton Fraction, M.S. 1619 Patented Mining Claim situated in Yreka Mining District in Sections 11 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 289, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1619 conveyed to Mission Mountain Interest, Ltd. Co. by deed recorded February 7, 1994 as Instrument No. 360678, records of Shoshone County, State of Idaho.

PARCEL 19:

McLelland, M.S. 1681 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 622, records of Shoshone County, State of Idaho.

EXCEPT:
All that portion of the McLelland Patented Mining Claim; M.S. 1681 that lies northeasterly of the No. 1 Patented Mining Claim, M.S. 1357, situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents, page 622.

PARCEL 20:

Overlap, M.S. 2052 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 532, records of Shoshone County, State of Idaho.

PARCEL 21:

Bee, M.S. 2072 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 35, Deeds, at page 459, records of Shoshone County, State of Idaho.

PARCEL 22:

Chain, M.S. 2078 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 432, records of Shoshone County, State of Idaho.

PARCEL 23:

Sims, M.S. 2186 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "B", Patents at page 23, records of Shoshone County, State of Idaho.

PARCEL 24:

Lincoln, M.S. 2187 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 40, Deeds, at page 126, records of Shoshone County, State of Idaho.

PARCEL 25:

Brooklyn, New Jersey and Schute Fraction, M.S. 2201 Patented Mining Claims situated in Yreka Mining District in Section 10, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 52, records of Shoshone County, State of Idaho.

PARCEL 26:

Cheyenne, M.S. 2249 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 42, Deeds, at page 505, records of Shoshone County, State of Idaho.

PARCEL 27:

Norman, M.S. 2368 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 410, records of Shoshone County, State of Idaho.

PARCEL 28:

Grant, M.S. 2369 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 408, records of Shoshone County, State of Idaho.

PARCEL 29:

Cypress, M.S. 2429 Patented Mining Claim situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 255, records of Shoshone County, State of Idaho.

PARCEL 30:

Heart, Jack, Key, Queen and Teddy, M.S. 2511 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 45, Deeds, at page 21, records of Shoshone County, State of Idaho.

PARCEL 31:

Ace, Club, Diamond, Nellie, Roman and Spade, M.S. 2583 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 47, Deeds, at page 196, records of Shoshone County, State of Idaho.

PARCEL 32:

That portion of the Grant, M.S. 2599 Patented Mining Claim which is in conflict with the Kirby Fraction, M.S. 2654 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patents recorded in Book 45, Deeds, at page 27, and in Book 47, Deeds, at page 632, records of Shoshone County, State of Idaho.

PARCEL 33:

Kirby Fraction, McClellan, Miles and Pitt, M.S. 2654 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 47, Deeds, at page 632, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 2654 conveyed to Weststar Communications I. by deed recorded May 12, 1993 as Instrument No. 356978, records of Shoshone County, State of Idaho.

PARCEL 34:

Ethel, Katherine, Manchester, McRooney, Stuard No. 2, Stuard No. 3, Sullivan and Switzerland, M.S. 2966 Patented Mining Claims situated in Yreka Mining District in Sections 10 and 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 56, Deeds, at page 482, records of Shoshone County, State of Idaho.

PARCEL 35:

Pete, Prominade, Sam and Zeke, M.S. 3389 Patented Mining Claims situated in Yreka Mining District in Section 10, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 77, Deeds, at page 173, records of Shoshone County, State of Idaho.

PARCEL 36:

Battleship Oregon, Charley T., Lucia, Marblehead, Margaret, Nancy B., Olympia and Phil, M.S. 3390 Patented Mining Claims situated in Yreka Mining District in Sections 11 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 77, Deeds, at page 338, records of Shoshone County, State of Idaho.

PARCEL 37:

Jackass, M.S. 586 Am Patented Mining Claim situated in Yreka Mining District in Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 6, Deeds, at page 78, records of Shoshone County, State of Idaho.

EXCEPT: That portion of Jackass, M.S. 586 AM situated in Yreka Mining District lying within the following boundaries:

Beginning at the Northeast corner of said tract whence the 1/4 corner common to Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 88°40' East, 1280.00 feet distant; thence

South 12° West, 120.00 feet to the Southeast corner; thence

North 78° West, 100.00 feet to the Southwest corner; thence

North 12° East, 120.00 feet to the Northwest corner; thence

South 78° East, 100.00 feet to the Northeast corner and place of beginning.

PARCEL 38:

Allie, Bought Again, Josie, Offset, Rookery and Susie, M.S. 1229 Patented Mining Claims situated in Yreka Mining District in Sections 11, 12, 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, at page 580, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1229 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No. 346474, records of Shoshone County, State of Idaho.

ALSO EXCEPT: That portion of Bought Again, M.S. 1229 lying within the following boundaries:

Beginning at the Northeast corner of said tract whence the 1/4 corner common to Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 88°40' East, 1280.00 feet distant; thence

South 12° West, 120.00 feet to the Southeast corner; thence

North 78° West, 100.00 feet to the Southwest corner; thence

North 12° East, 120.00 feet to the Northwest corner; thence

South 78° East, 100.00 feet to the Northeast corner and place of beginning.

ALSO EXCEPT:

The surface rights to the Allie Patented Mining Claim, M.S. 1229 situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, page 580.

PARCEL 39:

Ito, M.S. 2081 Patented Mining Claim situated in Yreka Mining District in Sections 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 34, Deeds, at page 456, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1229 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No. 346474, records of Shoshone County, State of Idaho.

PARCEL 40:

Hemlock, M.S. 2452 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds at page 415, records of Shoshone County, State of Idaho.

PARCEL 41:

African, Roy and Trump, M.S. 2624 Patented Mining Claims situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 561, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 2624 conveyed to Idaho Forest Industries March 4, 1991 as Instrument No. 246474, records of Shoshone County, State of Idaho.

PARCEL 42:

Beta, M.S. 3471 Patented Mining Claim situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded as Instrument No. 166414, records of Shoshone County, State of Idaho.

Schedule 5.2
(Easement Agreement)

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Witherspoon, Kelley
Attn: M. Gregory Embrey
608 Northwest Blvd., Suite 300
Coeur d'Alene, Idaho 83814

(Space Above For Recorder's Use)

EASEMENT AGREEMENT

This EASEMENT AGREEMENT ("Agreement") is made and entered into this _____ day of ____________, ______ by and between Silver Valley Metals Corp., an Idaho corporation ("Grantor") and C & E Tree Farm, L.L.C., an Idaho limited liability company ("Grantee"). The Grantor and Grantee are sometimes individually referred to herein as a "Party" and collectively as "Parties".

RECITALS:

WHEREAS, Grantor is the owner of that certain real property legally described at Exhibit A, attached hereto (the "Burdened Property");

WHEREAS, Grantee is the owner of that certain real property legally described at Exhibit B, attached hereto (the "Benefited Property");

WHEREAS, Grantee leases the Benefitted Property to operators of communications equipment and facilities; and

WHEREAS, Grantor desires to grant an easement and Grantee desires to acquire an easement for ingress and egress over and across the Burdened Property and for tree cutting upon the Burdened Property to insure the proper operation of communications equipment and facilities located on Grantee's Property, subject to the terms and conditions set forth herein.

EASEMENT AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereby agree as follows:

1. Easement. Grantor hereby grants and conveys a non-exclusive, appurtenant and perpetual ingress, egress and tree cutting easement (the "Easement") over, on, and across the Burdened Property.

2. Purposes of Easement. The Easement shall be used for the following purposes: (a) ingress and egress over and across the Burdened Property to the Benefitted Property, and (b) for tree cutting upon the Burdened Property to insure the proper operation of the communications equipment and facilities located on Grantee's Property. Grantor agrees to cooperate with Grantee in securing any permit or other regulatory approval needed to cut trees, as contemplated in this Agreement. Merchantable timber cut by Grantee shall be decked and staged for removal from the Premises by Grantor.

3. Benefited Property. The Easement granted herein is intended to and shall be for the benefit of the present and future owners of the Benefited Property.

4. Binding on Successors. This Agreement shall be recorded in the official records of the Shoshone County, Idaho Recorder and shall be binding on the heirs, successors, administrators, executors and assigns of all parties hereto and shall run with the land.

5. Miscellaneous.

5.1 Attorneys Fees. In the event of a suit or other action or legal proceeding to enforce any provision of this Agreement, the unsuccessful party in such suit or action shall pay to the substantially prevailing party all costs and expenses, including title reports and all attorneys fees that the substantially prevailing party has incurred in connection with the suit or action (including without limitation proceedings in bankruptcy court), in such amounts as the court or arbitrator may deem to be reasonable therein, and also including all costs, expenses and attorneys fees incurred in connection with any appeal from the decision of a trial court or any intermediate appellate court.

5.2 Governing Law, Jurisdiction, and Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Idaho. The parties agree that the courts of Idaho shall have exclusive jurisdiction over any dispute which pertains to this Easement Agreement and agree that Shoshone County, Idaho is the proper venue.

5.3 Rights Cumulative. Except as expressly provided in this Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

5.4 Non-waiver of Remedies. The failure or neglect of a party to enforce any remedy available by reason of the failure of the other party to observe or perform a term or condition set forth in this Agreement shall not constitute a waiver of such term or condition. A waiver by a party (i) shall not affect any term or condition other than the one specified in such waiver, and (ii) shall waive a specified term or condition only for the time and in a manner specifically stated in the waiver.

5.5 Successors and Assigns. Subject to any express provisions in this Agreement regarding restrictions on transfers or assignments, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, personal representatives, purchasers, or transferees of any kind.

5.6 Entire Agreement. All Exhibits to this Agreement constitute a part of this Agreement. This Agreement, together with the accompanying Exhibits, constitute the entire agreement among the parties as to the granting of this easement and supersede all prior agreements, memoranda, correspondence, conversations and negotiations in connection with such easement.

5.7 Counterparts/Facsimile. This Agreement may be executed in counterparts, each of which is deemed an original but all of which constitute one and the same instrument. The signature pages may be detached from each counterpart and combined into one instrument. This Agreement may be signed and delivered by facsimile which shall be effective as an original.

IN WITNESS WHEREOF, the undersigned have caused this t Agreement to be executed the day and year first written above.

GRANTOR:

____
Silver Valley Metals Corp., an Idaho corporation

____
By: ___________________________
Its: ___________________________

GRANTEE:

C&E Tree Farm, L.L.C., an Idaho limited liability company

____
By: Chris Hansen
Its: Member

____
By: _____________,Personal Representative of the Estate of Ed Pommerening
Its: Member

STATE OF IDAHO

County of Kootenai

This record was acknowledged before me on ________, ________ by ________________________, ____________________ of Silver Valley Metals Corp.

____

Notary Public for the State of Idaho
Residing at: ________________________________

STATE OF IDAHO

County of Kootenai

This record was acknowledged before me on ________, ________ by Chris Hansen as a Member of C&E Tree Farm, L.L.C.

____

Notary Public for the State of Idaho
Residing at: ________________________________

STATE OF IDAHO

County of Kootenai

This record was acknowledged before me on _________, ___________ by Ed Pommerening as a Member of C&E Tree Farm, L.L.C.

____

Notary Public for the State of Idaho
Residing at: ________________________________

EXHIBIT A

(Legal Description of the Burdened Property)

C & E Tree Farm Tract/Parcel 1:

PARCEL 43:

Combination, Iowa, Oregon and Scorpion Fraction, M.S. 2072 Patented Mining Claims situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 35, Deeds, at page 459, records of Shoshone County, State of Idaho.

PARCEL 44:
Spokane, M.S. 2509 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 305, records of Shoshone County, State of Idaho.

PARCEL 45:
Scelinda No. 1, Scelinda No. 2, Scelinda No. 3, Scelinda No. 4, Scelinda No. 7 and Scelinda No. 8, M.S. 2921 Patented Mining Claims situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M. and in Section 7, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 59, Deeds, at page 120, records of Shoshone County, State of Idaho.

EXCEPT:
That portion of Scelinda No. 2 mining claim more particularly described as follows:

Beginning at Corner No. 2 of the Iowa, M. S. 2072 Patented Mining Claim; thence

North 12°22' East on and along the West line of Scelinda No. 2, M.S. 2921, a distance of 334.4 feet; thence

South 74°50' East, 200 feet; thence

South 12°22' West, 382.1 feet to a point on the North line of Iowa, M.S. 2072 Patented Mining Claim; thence

North 61°35' West on and along said North Line, a distance of 207.86 feet to the point of beginning.

ALSO EXCEPT:

A tract of land situated in the Southwest 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and being a portion of Scelinda No. 1 and Scelinda No. 3, M.S. 2921 Patented Mining Claims situated in Yreka Mining District and more particularly described as follows:

Using City of Kellogg Survey System coordinates and meridian and commencing at Bunker Hill Triangulation Station No. 5 (N7427.28, W1377.45;) thence

South 8°37' West, 101.95 feet to the true point of beginning from whence the South 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 46°45.6' West, 780.37 feet; thence

Due West, 67.5 feet to the Southwest corner; thence

Due North 200.0 feet to the Northwest corner; thence

Due East, 200.0 feet to the Northeast corner; thence

Due South 200.0 feet to the Southeast corner; thence

Due West, 132.5 feet to the true point of beginning.

ALSO EXCEPT:

That portion of Scelinda No. 8 lying East of the West line of Flagstaff No. 3, M.S. 2921 Patented mining Claim situated in Yreka Mining District in Sections 1 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and in Section 7, Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho.

ALSO EXCEPT:
A parcel of land situated within the SW 1/4 of the SE 1/ 4 of Section 1, T. 48 N., R. 2 E., B.M. and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Station No. 5 whose coordinates are N7427.28, W 1377.45; thence

S. 8° 37' W. 101.95 feet distant to the true point of beginning, a drill steel pin from whence the S 1/4 corner of Section 1, T. 48 N., R. 2 E., B.M. bears S. 46°45.6' W. 780.37 feet distant; thence

S. 4° 37 .1' W. 50.04 feet to the southeast corner a drill steel pin; thence

West 35.00 feet to a point; thence

N. 4° 37.1' E. 50.04 feet to a point; thence

East 35.00 feet to the point of beginning.

ALSO EXCEPT:
A parcel of land situated within the SW 1/4 of the SE 1/ 4 of Section 1, T. 48 N., R. 2 E., B.M., and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Sta. No. 5 whose coordinates are N 7427.28 W 1377.45; Thence

S 4° 0' W 260 feet distant to the Northeast corner of said tract and true

point of beginning from whence the S 1/4 corner of Sec. 1, T. 48 N., R 2 E., B.M. bears S 56°23-1/ 2' W 679.22 feet distant; Thence

S 4° 0' E 75.0 feet to a point; Thence.

S 86° 0' W 40 feet: to a point; Thence

N 4° 0' W 75.0 feet to a point; Thence

N 86° 0' E 40.0 feet to the true point of beginning, and containing 0. 069 acres more or less.

ALSO EXCEPT:

A tract of land situated in the Southwest Quarter of the Southeast Quarter of Section 1, Township 48 North, Range 2 East, B.M., more particularly described as follows:

Beginning at 1/ 2 inch rebar with yellow plastic cap marked "PLS 10898" found marking the Southwest corner of that tract of land described in that Assignment of Lease recorded March 12, 1996 under Recording No. 371367, Shoshone County Clerk and Recorder, from which the South Quarter Corner of said Section 1 bears South 38°1'14" West 732.41 feet; thence

Along the South line of said tract of land, South 89°58'48" East 35.01 feet to 7/8 inch drill steel monument found marking the Southeast corner of said tract of land; thence

South 04°40'21" West 49.96 feet to a found 7/8 inch drill steel monument; thence

South 00°03'41" West 49.95 feet to a found 7/8 inch drill steel monument; thence

South 14°27'22" East 8.92 feet to a 5/8 inch rebar with no identification found marking the Northeast corner of that tract of land described in that Easement recorded October 28, 1982 under Recording No. 302022, Shoshone County Clerk & Recorder; thence along the North line of said tract, South 86°19'38" West 39.83 feet to a 5/8 inch rebar with no identification found marking the Northwest corner of said tract; thence

North 03°25'27" East 111.13 feet to the Point of Beginning.

C & E Tree Farm Tract/Parcel 2:

PARCEL 1:

Sierra Nevada, M.S. 554 Patented Mining Claim situated in Yreka Mining District, Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "I" Misc., page 358, records of Shoshone County, State of Idaho.

PARCEL 2:

Viola, M.S. 562 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 619, records of Shoshone County, State of Idaho.

PARCEL 3:

Oakland, M.S. 569 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 235, records of Shoshone County, State of Idaho.

PARCEL 4:

Skookum, M.S. 615 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "X", Deeds at page 313, records of Shoshone County, State of Idaho.

PARCEL 5:

San Carlos, M.S. 750 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 535, records of Shoshone County, State of Idaho.

PARCEL 6:

Ontario Fraction, M.S. 755 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 382, records of Shoshone County, State of Idaho.

PARCEL 7:

Sold Again Fraction, M.S. 933 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 9, Deeds, at page 207, records of Shoshone County, State of Idaho.

PARCEL 8:

Apex, Rambler and Tip Top, M.S. 1041 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 139, records of Shoshone County, State of Idaho.

PARCEL 9:

Butte, Cariboo, Good Luck, Jersey Fraction and Lilly May, M.S. 1220 Patented Mining Claims situated in Yreka Mining District in Sections 11 and 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 24, Deeds, at page 23, records of Shoshone County, State of Idaho.

PARCEL 10:

Likely, M.S. 1298 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "B", Patents at page 25, records of Shoshone County, State of Idaho.

PARCEL 11:

King, M.S. 1325 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 607, records of Shoshone County, State of Idaho.

PARCEL 12:

Excelsior, M.S. 1356 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 157, records of Shoshone County, State of Idaho.

PARCEL 13:

No. 1, No. 2, No. 3 and No. 4, M.S. 1357 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 18, Deeds, at page 234, records of Shoshone County, State of Idaho.

PARCEL 14:

Coxey, Deadwood, Debs and Hardcash, M.S. 1466 Patented Mining Claims situated in Yreka Mining District in Sections 11, 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds at page 577, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1466 conveyed to Mission Mountain Interest, Ltd. Co. by deed recorded February 7, 1994 as Instrument No. 360678, records of Shoshone County, State of Idaho.

PARCEL 15:

Arizona, M.S. 1488 Patented Mining Claim, situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 199, records of Shoshone County, State of Idaho.

PARCEL 16:

Wheelbarrow, M.S. 1526 AM Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A", Patents at page 442, records of Shoshone County, State of Idaho.

PARCEL 17:

New Era, M.S. 1527 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 478, records of Shoshone County, State of Idaho.

PARCEL 18:

Hamilton Fraction, M.S. 1619 Patented Mining Claim situated in Yreka Mining District in Sections 11 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 289, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1619 conveyed to Mission Mountain Interest, Ltd. Co. by deed recorded February 7, 1994 as Instrument No. 360678, records of Shoshone County, State of Idaho.

PARCEL 19:

McLelland, M.S. 1681 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 622, records of Shoshone County, State of Idaho.

EXCEPT:
All that portion of the McLelland Patented Mining Claim; M.S. 1681 that lies northeasterly of the No. 1 Patented Mining Claim, M.S. 1357, situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents, page 622.

PARCEL 20:

Overlap, M.S. 2052 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "A" Patents at page 532, records of Shoshone County, State of Idaho.

PARCEL 21:

Bee, M.S. 2072 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 35, Deeds, at page 459, records of Shoshone County, State of Idaho.

PARCEL 22:

Chain, M.S. 2078 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 432, records of Shoshone County, State of Idaho.

PARCEL 23:

Sims, M.S. 2186 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book "B", Patents at page 23, records of Shoshone County, State of Idaho.

PARCEL 24:

Lincoln, M.S. 2187 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 40, Deeds, at page 126, records of Shoshone County, State of Idaho.

PARCEL 25:

Brooklyn, New Jersey and Schute Fraction, M.S. 2201 Patented Mining Claims situated in Yreka Mining District in Section 10, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 52, records of Shoshone County, State of Idaho.

PARCEL 26:

Cheyenne, M.S. 2249 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 42, Deeds, at page 505, records of Shoshone County, State of Idaho.

PARCEL 27:

Norman, M.S. 2368 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 410, records of Shoshone County, State of Idaho.

PARCEL 28:

Grant, M.S. 2369 Patented Mining Claim situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 408, records of Shoshone County, State of Idaho.

PARCEL 29:

Cypress, M.S. 2429 Patented Mining Claim situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 255, records of Shoshone County, State of Idaho.

PARCEL 30:

Heart, Jack, Key, Queen and Teddy, M.S. 2511 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 45, Deeds, at page 21, records of Shoshone County, State of Idaho.

PARCEL 31:

Ace, Club, Diamond, Nellie, Roman and Spade, M.S. 2583 Patented Mining Claims situated in Yreka Mining District in Section 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 47, Deeds, at page 196, records of Shoshone County, State of Idaho.

PARCEL 32:

That portion of the Grant, M.S. 2599 Patented Mining Claim which is in conflict with the Kirby Fraction, M.S. 2654 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patents recorded in Book 45, Deeds, at page 27, and in Book 47, Deeds, at page 632, records of Shoshone County, State of Idaho.

PARCEL 33:

Kirby Fraction, McClellan, Miles and Pitt, M.S. 2654 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 47, Deeds, at page 632, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 2654 conveyed to Weststar Communications I. by deed recorded May 12, 1993 as Instrument No. 356978, records of Shoshone County, State of Idaho.

PARCEL 34:

Ethel, Katherine, Manchester, McRooney, Stuard No. 2, Stuard No. 3, Sullivan and Switzerland, M.S. 2966 Patented Mining Claims situated in Yreka Mining District in Sections 10 and 11, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 56, Deeds, at page 482, records of Shoshone County, State of Idaho.

PARCEL 35:

Pete, Prominade, Sam and Zeke, M.S. 3389 Patented Mining Claims situated in Yreka Mining District in Section 10, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 77, Deeds, at page 173, records of Shoshone County, State of Idaho.

PARCEL 36:

Battleship Oregon, Charley T., Lucia, Marblehead, Margaret, Nancy B., Olympia and Phil, M.S. 3390 Patented Mining Claims situated in Yreka Mining District in Sections 11 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 77, Deeds, at page 338, records of Shoshone County, State of Idaho.

PARCEL 37:

Jackass, M.S. 586 Am Patented Mining Claim situated in Yreka Mining District in Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 6, Deeds, at page 78, records of Shoshone County, State of Idaho.

EXCEPT: That portion of Jackass, M.S. 586 AM situated in Yreka Mining District lying within the following boundaries:

Beginning at the Northeast corner of said tract whence the 1/4 corner common to Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 88°40' East, 1280.00 feet distant; thence

South 12° West, 120.00 feet to the Southeast corner; thence

North 78° West, 100.00 feet to the Southwest corner; thence

North 12° East, 120.00 feet to the Northwest corner; thence

South 78° East, 100.00 feet to the Northeast corner and place of beginning.

PARCEL 38:

Allie, Bought Again, Josie, Offset, Rookery and Susie, M.S. 1229 Patented Mining Claims situated in Yreka Mining District in Sections 11, 12, 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, at page 580, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1229 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No. 346474, records of Shoshone County, State of Idaho.

ALSO EXCEPT: That portion of Bought Again, M.S. 1229 lying within the following boundaries:

Beginning at the Northeast corner of said tract whence the 1/4 corner common to Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 88°40' East, 1280.00 feet distant; thence

South 12° West, 120.00 feet to the Southeast corner; thence

North 78° West, 100.00 feet to the Southwest corner; thence

North 12° East, 120.00 feet to the Northwest corner; thence

South 78° East, 100.00 feet to the Northeast corner and place of beginning.

ALSO EXCEPT:

The surface rights to the Allie Patented Mining Claim, M.S. 1229 situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, page 580.

PARCEL 39:

Ito, M.S. 2081 Patented Mining Claim situated in Yreka Mining District in Sections 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 34, Deeds, at page 456, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 1229 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No. 346474, records of Shoshone County, State of Idaho.

PARCEL 40:

Hemlock, M.S. 2452 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds at page 415, records of Shoshone County, State of Idaho.

PARCEL 41:

African, Roy and Trump, M.S. 2624 Patented Mining Claims situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 561, records of Shoshone County, State of Idaho.

EXCEPT: That portion of M.S. 2624 conveyed to Idaho Forest Industries March 4, 1991 as Instrument No. 246474, records of Shoshone County, State of Idaho.

PARCEL 42:

Beta, M.S. 3471 Patented Mining Claim situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded as Instrument No. 166414, records of Shoshone County, State of Idaho.

EXHIBIT B

(Legal Description of the Benefitted Property)

A parcel of land situated within the SW 1/4 of the SE 1/4 of Section 1, T. 48 N., R. 2 E., B.M. and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Station No. 5 whose coordinates are N 7427.28, W 1377.45; thence S. 8° 37' W. 101.95 feet distant to the true point of beginning, a drill steel pin from whence the S ¼ corner of Section 1, T. 48 N., R. 2 E., B.M. bears S. 46° 45.6' W. 780.37 feet distant; thence S. 4° 37 .1' W. 50.04 feet to the southeast corner a drill steel pin; thence West 35.00 feet to a point; thence N. 4° 37.1' E. 50.04 feet to a point; thence East 35.00 feet to the point of beginning, and containing 0.04 acres more or less.

ALSO:

A parcel of land situated within the SW 1/4 of the SE 1/4 of Section I, T. 48 N., R. 2 E., B.M., and more particularly described as follows:

Commencing at Bunker Hill Company triangulation Sta. No. 5 whose coord's are N 7427.28 W 1377.45; Thence S 4° 0' W 260 feet distant to the northeast corner of said tract and true point of beginning from whence the S 1/4 corner of Sec. I, T. 48 N., R 2 E., B.M. bears S 56° 23-1/2' W 679.22 feet distant; Thence S 4° 0' E 75.0 feet to a point; Thence. S 86° 0' W 40 feet: to a point; Thence N 4° 0' W 75.0 feet to a point; Thence N 86° 0' E 40.0 feet to the true point of beginning. and containing 0. 069 acres more or less.

ALSO:

A tract of land situated in the Southwest Quarter of the Southeast Quarter of Section 1, Township 48 North, Range 2 East, B.M., more particularly described as follows:

Beginning at 1/2 inch rebar with yellow plastic cap marked "PLS 10898" found marking the Southwest corner of that tract of land described in that Assignment of Lease recorded March 12, 1996 under Recording No. 371367, Shoshone County Clerk and Recorder, from which the South Quarter Corner of said Section 1 bears South 38°1'14" West 732.41 feet; thence along the South line of said tract of land, South 89°58'48" East 35.01 feet to 7/8 inch drill steel monument found marking the Southeast corner of said tract of land; thence South 04°40'21" West 49.96 feet to a found 7/8 inch drill steel monument; thence South 00°03'41" West 49.95 feet to a found 7/8 inch drill steel monument; thence South 14°27'22" East 8.92 feet to a 5/8 inch rebar with no identification found marking the Northeast corner of that tract of land described in that Easement recorded October 28, 1982 under Recording No. 302022, Shoshone County Clerk & Recorder; thence along the North line of said tract, South 86°19'38" West 39.83 feet to a 5/8 inch rebar with no identification found marking the Northwest corner of said tract; thence North 03°25'27" East 111.13 feet to the Point of Beginning, containing 3,864 square feet, or 0.09 acre.